DELAWARE GROUP GOVERNMENT FUND

Delaware American Government Bond Fund

Supplement to the Prospectuses dated September 28, 2001

The discussion of the Funds' investment policies under "What are the Fund's main investment strategies?," "Our investment strategies" and "The securities we typically invest in" is amended as set forth below:

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. government debt obligations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change to this policy.

For purposes of the foregoing investment policy, "U.S. government debt obligations" include debt obligations issued or guaranteed by the U.S., such as U.S. treasuries, securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association, and securities that are privately issued but are 100% collateralized by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities.

This Supplement is dated May 1, 2002.